SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 11, 2003

CADENCE DESIGN SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10606	77-0148231
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

2655 SEELY AVENUE, BUILDING 5
SAN JOSE, CALIFORNIA 95134

(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (408) 943-1234

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Signature
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Required FD Disclosure

     On August 11, 2003, Cadence Design Systems, Inc. announced its intention to commence, and announced the pricing of, an offering of $350,000,000 in aggregate principal amount of senior convertible notes to be issued pursuant to Rule 144A. For additional information concerning this offering, refer to the exhibit contained in this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

               The following exhibits are filed as part of this Report:

No.	Exhibit

99.1	Press Release dated August 11, 2003 regarding the offering of Senior Convertible Notes.
99.2	Press Release dated August 11, 2003 regarding the pricing of Senior Convertible Notes

2

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               Dated as of August 13, 2003

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ William Porter

William Porter Senior Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Cadence Design Systems, Inc., dated August 11, 2003.
99.2	Press Release issued by Cadence Design Systems, Inc., dated August 11, 2003.

4